UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 13, 2005 (September 9, 2005)
QUOVADX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7600 E. Orchard Road, Suite 300S, Greenwood Village CO 80111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 488-2019
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Amended/Restated Executive Management 2005 Annual Bonus Incentive Plan
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
The form of Executive Employment Agreement Quovadx, Inc., a Delaware corporation (the “Company” or “Registrant”) has entered into with its new Vice President of Human Resources, Karen M. Wilcox, with an effective date of September 12, 2005 and a term ending on December 31, 2006, is incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Registrant, filed on February 11, 2005. Pursuant to that agreement, Registrant has agreed to pay Ms. Wilcox a base salary of $132,000 with eligibility to receive an annual bonus with a target payment of 30% of her then current base salary pursuant to terms of the Registrant’s 2005 Annual Bonus Incentive Plan Document, as amended.
On September 9, 2005, the Compensation Committee of Registrant’s Board of Directors, approved an amendment to the Company’s Executive Management 2005 Annual Bonus Incentive Plan (the “Plan”), to add Ms. Wilcox to the Plan. The Plan is an annual cash bonus plan in which the Company’s executive officers are eligible to participate. The Plan provides cash bonuses based on the achievement of goals relating to the performance of the individual and/or overall performance of the Company. The target bonus is determined as a percentage of each participant’s base salary, ranging from 30% to 50%, based on attainment of planned levels of revenue, profit and operating expense achievement, using the criteria set forth in Schedule A attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 8.01 Other Events.
On September 13, 2005, the Registrant issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 related to the above events. The information in this Item 8.01 of this Form 8-K and the related Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 8.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Exhibit
99.1	Amended and Restated Quovadx, Inc. Executive Management 2005 Annual Bonus Incentive Plan

99.2	Press release of the Registrant, dated September 13, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: September 13, 2005
/s/ Linda K. Wackwitz
Linda K. Wackwitz
Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Amended and Restated Quovadx, Inc. Executive Management 2005 Annual Bonus Incentive Plan

99.2	Press release of the Registrant, dated September 13, 2005